EXHIBIT 32
         CERTIFICATION OF OFFICER OF SANGUI BIOTECH INTERNATIONAL, INC.
                        PURSUANT TO 18 U.S.C.SECTION 1350


 Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of Sangui BioTech International, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

     (a) The quarterly report on Form 10-QSB for the quarter ended December 31, 2003 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

     (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2004                   /s/ Wolfgang Barnikol
                                          ----------------------------------
                                          Wolfgang Barnikol
                                          President, Chief Executive Officer
                                          and Chief Financial Officer


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